UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Acutus Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903
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Acutus Medical, Inc.
Annual Meeting of Stockholders
Thursday, June 13, 2024 8:00 AM, Pacific Time
Annual Meeting will be held via live video webcast. Please visit www.proxydocs.com/AFIB for more details.
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styleINA
C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903
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Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 13, 2024 For Stockholders of record as of April 15, 2024
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Acutus Medical, Inc. Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2
PROPOSAL
1. To elect the two nominees for Class I director to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;
1.01 John Sheridan
1.02 Niamh Pellegrini
2. To ratify the selection of KPMG LLP as the independent registered public accounting firm for Acutus for the fiscal year ending December 31, 2024; and
3. To conduct any other business properly brought before the Annual Meeting.